                                                             Exhibit 10.G
       * = THE MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            [GATEWAY 2000 LETTERHEAD]


January 14, 1997

Bob Spaner
Boston Acoustics, Inc.
300 Jubilee Drive
Peabody, MA 01960

Dear Mr. Spaner:

This Letter of Agreement ("LOA") will confirm the understanding and intent of Boston Acoustics, Inc. ("Boston Acoustics") and Gateway 2000, Inc. and its subsidiaries and affiliates ("Gateway") to enter into an Agreement for the provision of services and products by Boston Acoustics to Gateway worldwide. The Agreement will be established under terms and conditions to be set forth in a mutually acceptable definitive written agreement ("Definitive Agreement").



Boston Acoustics and Gateway agree to negotiate with each other in good faith to reach a Definitive Agreement by February 15, 1997, a draft copy of which has been sent to you previously for review.

Gateway hereby agrees to commit to purchase, worldwide, the following number of Boston Acoustics Micro Media or subsequent revisions speaker systems during the timeframes set forth below:

                                      *


This commitment is the minimum number of systems Gateway may purchase.


This commitment is conditioned upon the following:


      1. Receipt of speaker system product for delivery to Gateway's customers, based upon the project schedule, no later than May 19, 1997.

      2.  Receipt of thirty (30) qualification samples by February 15, 1997.

      3.  Master version of the users manual received by March 1, 1997.

      4. Receipt of one hundred (100) production samples on or before April 29, 1997.

      5.  The agreed upon cost by both parties for speaker system products.


      6.  Gateway's specifications being met.

      7.  Compliance with the Definitive Agreement, once executed.

Bob Spaner
January 14, 1997
Page Two

Boston Acoustics and Gateway acknowledge that, while this LOA sets forth their intentions, this LOA does not contain all matters upon which agreement must be reached in order to proceed. The parties agree to diligently pursue the drafting and execution of the Definitive Agreement which shall set forth the respective rights, duties and obligations of the parties by no later than February 15, 1997. If the parties have not executed the Definitive Agreement on or before February 15, 1997, or such later date as may be agreed upon by the parties in writing, this LOA will terminate without liability on the part of either party.

All information exchanged to date and hereafter until the Definitive Agreement is executed between the parties is proprietary to the party submitting the information and shall be held in the strictest confidence between the parties.

Please indicate your acceptance of and agreement to this Letter of Agreement by signing below.

Sincerely,




Bern Ebert
Vice President

ACCEPTED AND AGREED:                    ACCEPTED AND AGREED:

Boston Acoustics, Inc.                  Gateway 2000, Inc.

By: /s/ Andrew G. Kotsatos              By: /s/ Bern Ebert
    -------------------------               -------------------------
Name:  Andrew G. Kotsatos               Name:  Bern Ebert
       ----------------------                  ----------------------
Title: President                        Title: Vice President
       ----------------------                  ----------------------
Date:  1-14-97                          Date:  1-14-97
       ----------------------                  ----------------------

                               ADDENDUM A
                          to Letter Agreement
                         dated January 14, 1997
                                 between
             GATEWAY 2000, INC. and BOSTON ACOUSTICS, INC.


This is Addendum A to the Letter Agreement dated January 14, 1997
("Agreement"), between Gateway 2000, Inc. (hereafter "Gateway") and Boston Acoustics, Inc. (hereafter "Boston Acoustics").

As additional consideration for the commitment contained in the Agreement, Boston Acoustics agrees to issue to Gateway warrants to purchase common stock (the "Warrants") as follows subject to full documentation in the definitive agreement:


Number of Warrants:                   100,000
Warrant exercise price:               $17.50
Warrant life                          Three (3) years
Call option:                          Boston Acoustics has the right to
                                      repurchase each warrant at $7.00 after
                                      two (2) years, if the stock price is
                                      greater than  $25.00.
Warrant price:                        None
Warrant exercise:                     Upon exercise equivalent to 2.2179%
                                      fully diluted of the common shares of
                                      Boston Acoustics.
                                      The Warrants may be exercised at any
                                      time at the option of the holders. The
                                      conversion rate is one-to-one.
Registration:                         [Not agreed to]
Transferability:                      Warrants are transferable by holder
                                      subject to applicable securities laws.
Anti-dilution:                        Conversion rate to be adjusted in the
                                      event of a stock split, sale, dividends,
                                      etc., or other dilutive financings.
Mergers and consolidations:           The holders of the Warrants shall be
                                      entitled to the same consideration they
                                      would have received if they had
                                      exercised their Warrants, in the event
                                      of a merger, consolidation, sale of
                                      assets, or other business combination.


All other terms and conditions of the Agreement shall remain in full force and effect.


GATEWAY 2000, INC.                      BOSTON ACOUSTICS, INC.

By: /s/ Bern Ebert                      By:
    -------------------------               -------------------------
Name:                                   Name:
       ----------------------                  ----------------------
Title:                                  Title:
       ----------------------                  ----------------------
Date:                                   Date:
       ----------------------                  ----------------------